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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report	November 22, 2002
Landmark Bancorp, Inc. (Exact name of Registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
0-33203 (Commission File Number)	43-1930755 (I.R.S. Employer Identification Number)
800 Poyntz Avenue, Manhattan, Kansas (Address of principal executive offices)	66502 (Zip Code)
(785) 565-2000 (Registrant's telephone number, including area code)

Item 5.    Other Information

        On November 22, 2002, Landmark Bancorp, Inc. issued a press release announcing that its board of directors declared a 5% stock dividend. The press release is attached hereto as Exhibit 99.1.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  (a)
  Financial Statements of Business Acquired.

    None.

  (b)
  Pro Forma Financial Information.

    None.

  (c)
  Exhibits.

  99.1
  News Release dated November 22, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDMARK BANCORP, INC.
Dated: November 22, 2002	By:	/s/ MARK A. HERPICH Mark A. Herpich Vice President, Secretary, Treasurer and Chief Financial Officer

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  Item 5. Other Information
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES